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                                                                 EXHIBIT 10.2

                     AMENDMENT TO ASSET PURCHASE AGREEMENT
                     -------------------------------------

     This Amendment has been made and entered into this 28th day of March, 1997 by and between Alta California Broadcasting, Inc., a California corporation ("Seller") and Pacific FM, Inc., a California corporation ("Buyer").

     WHEREAS, on March 12, 1996 Seller and Buyer entered into an Asset Purchase Agreement ("the Agreement") with respect to the 1947 backup transmitter and broadcast tower system used in the operation of station KNSN(AM), Chico, California; and

     WHEREAS, the parties desire to waive certain contingencies and to adjust the purchase price, so as to consummate the Agreement as of March 31, 1997.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement, the parties, intending to be legally bound, agree as follows:

     1. Notwithstanding Section 4.1(a) of the Agreement, Section 7.1 of the Agreement is amended to specify that the initial Closing Date shall be March 31, 1997.

     2. The rights of termination set forth in Section 11 of the Agreement are waived.

     3. Paragraph 3 of the Agreement is replaced in its entirety with the following:

     The total consideration for the Purchased Assets will depend upon the date when such payment is to be made. The parties recognize that the Seller had expected full payment of Six Hundred Thirty Three Thousand Dollars ($633,000.00) at the time title to the Purchased Assets was conveyed to Buyer, and that additional consideration is warranted to compensate Seller both for the delay in receiving the funds it had expected and for the increased risk which it will have to incur in obtaining full payment in the future. Accordingly, the Purchase Price will be paid as follows:

          (a) Buyer will pay to Seller Ten Thousand Dollars ($10,000.00) on March 31, 1997.

          (b) The remainder of the Purchase Price may be paid on or before April 30, 1997 in the amount of Six Hundred Thirty Three Thousand Dollars ($633,000.00).

          (c) If the remainder of the Purchase Price has not been paid in full on or before April 30, 1997, then on April 30, 1997 Buyer will pay to Seller an additional Ten Thousand Dollars ($10,000.00) and may pay the remainder of the Purchase Price in the amount of Six Hundred Fifty Thousand Dollars ($650,000.00) on or before May 31, 1997.

          (d) If the remainder of the Purchase Price is not paid by May 31, 1997, then on May 31, 1997 Buyer will pay to Seller an additional Ten Thousand Dollars ($10,000.00) and may pay the remainder of the Purchase Price in the amount of Six Hundred Fifty Thousand Dollars ($650,000.00) on or before June 30, 1997.

          (e) If the remainder of the Purchase Price is not paid by June 30, 1997, then on June 30, 1997 Buyer will pay to Seller an additional Ten Thousand Dollars ($10,000.00) and may pay the remainder of the Purchase Price in the amount of Six Hundred Fifty Thousand Dollars ($650,000.00) on or before July 31, 1997.

          (f) If the remainder of the Purchase Price is not paid by July 31, 1997, then on July 31, 1997 Buyer will pay to Seller an additional Ten Thousand Dollars ($10,000.00) and may pay the remainder of the Purchase Price in the amount of Six Hundred Fifty Thousand Dollars ($650,000.00) on or before August 31, 1997.

          (g) The entire remainder of the Purchase Price will be paid by Buyer to Seller on August 31, 1997. Should the remainder of the Purchase Price not be paid by August 31, 1997, Buyer will pay to Seller Six Hundred Fifty Thousand Dollar ($650,000.00) plus an additional Fifteen Thousand Dollars ($15,000.00) (or such lesser amount as represents the maximum permitted by law) for every month or fraction of a month between August 31, 1997 and the date upon which the full payment then owing is actually received by Seller.

     4. In all other respects, the Asset Purchase Agreement remains unamended and in full force and effect.

     5. This Agreement may be signed in counterparts with the same effect as if the signature on each such counterpart were on the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                    ALTA CALIFORNIA BROADCASTING, INC.


                    By: ----------------------------------
                        John C. Power, President

                    PACIFIC FM, INC.


                    By: ----------------------------------
                        James Gabbert, President